                                                               EXHIBIT 10.12(ii)

                                  AMENDMENT ONE
                                  -------------
                                       TO
                                       --
                              EMPLOYMENT AGREEMENT
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      This AMENDMENT ONE TO EMPLOYMENT AGREEMENT by and between Anthem Insurance Companies, Inc., an Indiana mutual insurance company (the "Company") and Jane E. Niederberger (the "Executive") hereby amends the EMPLOYMENT AGREEMENT (the "Agreement") between the parties dated as of the 22nd day of February, 1999, as follows:

1. Effective January 1, 2000, Section 2 of the Agreement is hereby amended by deleting the termination date and inserting in place thereof the 31st day of December, 2002.

2. All other provision of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and the Executive have duly executed this AMENDMENT ONE TO EMPLOYMENT AGREEMENT effective as of the day and year first above written.

Jane E. Niederberger                Anthem Insurance Companies, Inc.


 /s/ Jane E. Niederberger           By:  /s/ Larry C. Glasscock
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                                    Name: Larry C. Glasscock

                                    Title: President and CEO